EXHIBIT 10.36

          AGREEMENT FOR THE PURCHASE AND SALE OF OPTICAL AMPLIFIER AND
                DENSE WAVELENGTH DIVISION MULTIPLEXING EQUIPMENT

                                     BETWEEN

                   PIRELLI CABLES AND SYSTEMS LLC ("PIRELLI")
                              700 Industrial Drive
                               Lexington, SC 29072

                                     - and -

                   DIGITAL TELEPORT, INC. ("DIGITAL TELEPORT")
                                11111 Dorsett Rd.
                               St. Louis, MO 63043


     THIS AGREEMENT ("Agreement"), dated as of the 1st day of September, 1998, is by and among Pirelli and DIGITAL TELEPORT. (DIGITAL TELEPORT is sometimes hereinafter referred to as "Purchaser".)

     WHEREAS, Purchaser desires to purchase from Pirelli and Pirelli desires to sell to Purchaser certain Equipment and Expansion Equipment (each as hereinafter defined), subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereby agree as follows:

1. Term. The term of this Agreement (the "Initial Term") shall be for a period of three (3) years, commencing on the date hereof and expiring on the third anniversary date hereof, unless earlier terminated pursuant to the terms hereof. Assuming that there are no existing defaults on the part of Purchaser at the time of renewal, Purchaser and Pirelli may by written agreement renew the Initial Term of this Agreement year to year ("Renewal Term"). Purchases during such Renewal Term shall be made at a price agreed to in writing by Pirelli and Purchaser prior to the commencement of the Renewal Term and pursuant to the other provisions of Section 3.1 of this Agreement. Purchaser's notice of renewal shall be given not more than one hundred and twenty (120) calendar days nor less than sixty (60)calendar days prior to the end of the Initial Term and subsequent Renewal Terms hereof.


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2.   Purchase of Equipment.


     2.1. Agreement to Purchase and Sell. Throughout the Initial Term and any Renewal Terms (collectively the "Term") of this Agreement, Pirelli agrees to sell to Purchaser and Purchaser agrees to purchase from Pirelli optical amplifier and wavelength division multiplexing equipment at the prices as set forth in Schedule A attached hereto and incorporated herein by reference (the "Equipment"), subject to the terms and conditions set forth herein. All Equipment furnished by Pirelli shall be in conformance with the technical specifications set forth in Appendix A, attached hereto and incorporated herein by reference. Purchaser may at its option purchase from time to time and Pirelli agrees to sell to Purchaser additional equipment at the prices set forth on Schedule B attached hereto and incorporated by reference ("Expansion Equipment").


     2.2. Primary Supplier. *** so long as Pirelli is not in default under the terms and conditions of this Agreement, Purchaser shall purchase from Pirelli at least eighty percent (80%) of its network requirements for optical amplifier and wavelength division multiplexing equipment having channel capacity or other technical capabilities equal to or less than the Equipment and Expansion Equipment during the Term of this Agreement. Failure to comply with this provision shall be a material breach of this Agreement.

     2.3  ***


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          Notwithstanding  any other  provision  herein,  unless  DTI  expressly states otherwise in writing the terms of this Agreement including, but not limited to the purchase requirements of Section 2.2 *** shall not apply to the purchase by DTI of optical amplifier or wavelength division multiplexing equipment for use on the following network routes: (i) St. Louis, Missouri to Columbia, Missouri to Kansas City,
          Missouri,   (ii)  St.  Louis,   Missouri  to  Lebanon,   Missouri,  to
          Springfield, Missouri to Joplin, Missouri, (iii) Columbia, Missouri to Jefferson City, Missouri to Lebanon, Missouri, (iv) Kansas City, Missouri to Rockport, Missouri to Bethany, Missouri and back to Kansas City, Missouri, (v) Joplin, Missouri to Bentonville, Arkansas to Ft.



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          Smith, Arkansas to Little Rock, Arkansas to Memphis,  Tennessee to St.
          Louis, Missouri, and (vi) Springfield, Missouri to Harrison, Arkansas to Bentonville, Arkansas.

3.        Prices

          3.1. Prices. The prices to be paid by Purchaser for Equipment and Expansion Equipment ordered under this Agreement are set forth in Schedule A and Schedule B hereto, respectively. The unit prices listed in Schedule A and Schedule B do not include applicable sales and use taxes, such taxes to be added to an invoice and paid for by Purchaser. ***

4.        Orders and Payment.

          4.1. Orders. Purchaser will, from time to time during the Term, order Equipment and Expansion Equipment from Pirelli pursuant to this Agreement by executing and delivering a Purchaser's Purchase Order ("Purchase Order"). Purchase Orders may be sent by facsimile or EDI as may be agreed to by the parties. In the event of a conflict or inconsistency between the terms and conditions of a Purchase Order and this Agreement, the terms and provisions of this Agreement shall control to the extent of the conflict or inconsistency.

          4.2. Invoicing. Pirelli shall invoice all shipments within ten (10) days after shipment. Purchaser shall promptly notify Pirelli in writing or electronically of any disputed amounts shown on an invoice. Pirelli and Purchaser shall work diligently to resolve any disputes.

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          4.3. Payment.  Payment to Pirelli on all invoices  shall be due within thirty (30) days from date of invoice. A one percent (1%) discount shall be granted by Pirelli for payment within ten (10) days of the invoice date. Any payments not received by Pirelli within such thirty-day (30) period shall accrue interest from the date of invoice to the date of receipt of payment at the rate of one percent (1%) per month, computed for the actual number of days outstanding, based upon a thirty-day (30) month.

5.       Delivery.

          5.1. Delivery Schedule. For the twelve (12) month period beginning on the date of this Agreement, upon receipt of a Purchase Order, Pirelli will provide to Purchaser an acknowledgment of such receipt within 3 business days which will contain a delivery date for such order which will be within *** of the date of acknowledgment of such Purchase Order. Pirelli will ship Equipment ex-factory within *** of its acknowledgment of a Purchase Order, provided that Purchaser's aggregate orders for the month in which delivery is required by Pirelli does not exceed Purchaser's forecast for that month (as contained in the first quarterly forecast for such month pursuant to Section 7)
               ***.

               For the period beginning on the date which is twelve (12) months after the date of this Agreement until the end of the Term, upon receipt of a Purchase Order, Pirelli will provide to Purchaser an acknowledgment of such receipt within 3 business days which will contain a delivery date for such order which will be within *** of the date of acknowledgement of such Purchase Order. Pirelli will ship Equipment ex-factory within *** of its acknowledgment of a Purchase Order, provided that Purchaser's aggregate orders for the month in which delivery is required by Pirelli does not exceed Purchaser's forecast for that month (as contained in the first quarterly forecast for such month pursuant to Section 7)
               ***.

               If at any time an order causes the aggregate amount for that month to exceed the forecast for that month, Pirelli shall use its commercially reasonable efforts to deliver the Equipment ordered as promptly as possible, and shall inform Purchaser of an expected delivery date. Purchaser may from time to time request


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               that  Pirelli   make  delivery  within  a  shorter   period,  and
               Pirelli will exercise its commercially reasonable efforts to meet any such request. Pirelli will review and confirm on a monthly basis each delivery schedule established to meet Purchaser's requirements.

          5.2. Shipping and Delivery Arrangements. The unit prices listed in Schedule A and Schedule B are shown in U.S. dollars, FOB Destination indicated by Purchaser within the continental United States and shipped via standard electronics van when appropriate or other ground transportation or airborne courier. Pirelli shall be responsible for all shipping arrangements and may ship partial lots prior to the acknowledged ship date. Any expedited shipping charges requested by Purchaser shall be the responsibility of the Purchaser. Purchaser shall be responsible for all off-loading activities at Destination indicated by Purchaser and any expenses incurred due to delay in such off-loading. Pirelli shall notify Purchaser as soon as practicable if for any reason Pirelli believes it will be unable to meet a scheduled delivery date.

          5.3 Installation and Testing. Pirelli will perform all installation and testing of Equipment ***.

     6. Training. Pirelli shall provide training, training materials; service and technical manuals sufficient to provide each site at which Equipment is installed with a copy, and support to Purchaser to enable Purchaser to train ***. Purchaser shall have the right to reproduce training material for the sole purpose of training Purchaser's employees. Such rights shall include photographic, video, and audio recordings of any training or training material provided that all copies in any media shall clearly indicate such as copy-righted material of Pirelli. These restrictions apply equally to any outside consultants or training service to be used by Purchaser.

     7. Forecast of Needs. Purchaser agrees to provide Pirelli *** during the Term with an estimate of its orders for each type of Equipment and




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          Expansion  Equipment  for each month  during the  twelve  (12)  months following the date of such forecast, and shall also provide to Pirelli each month during the Term a forecast of expected Equipment and Expansion Equipment orders for each month *** following the date of such forecast. This information will be used by Pirelli to plan and
          allocate  its  inventory  and  production   capacity  to  ensure  that
          Equipment and Expansion Equipment is manufactured and delivered when required. *** Purchaser shall provide to Pirelli its first such forecasts of its Equipment and Expansion Equipment orders no later than thirty (30) days after the date of this Agreement.

     8. Force Majeure. Any delay or failure of either party to perform its obligations under this Agreement shall be excused if, and to the extent that, the delay or failure is caused by an event or circumstance beyond the reasonable control of such party and without its fault or negligence such as, by way of example and not by way of limitation, acts of God, action by any governmental authority, fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lock-outs, strikes and slow-downs), inability to obtain power, material, labor, transportation or court injunction or order ("Force Majeure"). Written notice of delay (including the anticipated duration of the delay) shall be given by the affected party to the other party within ten
          (10) calendar days of the occurrence of the said event or circumstance. Notwithstanding any other provision herein, if an event constituting a Force Majeure shall remain unresolved for a period of more than sixty (60) days, then the party not claiming excuse from delay or failure to perform its obligations due to such Force Majeure may terminate this Agreement upon written notice to the other party, provided, however, that in the event that a Force Majeure continues for a period of more than thirty (30) days then Purchaser may purchase Equipment from a third party notwithstanding Section 2.2 herein.


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9.   Representations and Warranties.

9.1. Product Warranty. Pirelli warrants that all goods sold hereunder shall meet the product specifications and will be free from defects in material and workmanship for *** Provided written notice of failure to meet the specifications or of any such defect in materials or workmanship is given to Pirelli by Purchaser within the above stated warranty period and Pirelli determines such failure or defect exists, Pirelli's sole responsibility under the above warranty will be limited to the replenishment of such goods as do not substantially conform to specifications therefore, or which are defective as to materials or workmanship. All replenishments by Pirelli pursuant to the foregoing sentences shall be made free of charge, F.O.B. Destination called for in the original contract.

9.2. No Infringement. Pirelli represents and warrants that neither the Equipment nor Expansion Equipment nor its use by Purchaser in the manner intended infringes on the intellectual property rights of any third party. Pirelli will defend or settle at its own expense any action brought against Purchaser to the extent that it is based on a claim that any Equipment or Expansion Equipment supplied by Pirelli infringes on the intellectual property rights of any third party, and will pay any costs and damages finally awarded.

9.3 LIMITATION OF LIABILITY. THE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF, AND PIRELLI DISCLAIMS ANY AND ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY OR AT COMMON LAW, EXPRESS OR IMPLIED, INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A
     PARTICULAR PURPOSE. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, PIRELLI SHALL BE LIABLE UNDER THE ABOVE STATED WARRANTIES ONLY FOR REPLENISHMENT OF EQUIPMENT AND EXPANSION EQUIPMENT, AND THE REASONABLE LABOR COSTS FOR REMOVING AND/OR FOR REINSTALLATION OF THE SAME, AND SHALL NOT IN ANY EVENT BE LIABLE FOR ANY OTHER REMOVAL OR REINSTALLATION COSTS OF EQUIPMENT AND EXPANSION EQUIPMENT. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL PIRELLI BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES INCURRED BY PURCHASER, ITS CUSTOMERS, OR ANYONE CLAIMING THROUGH


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     PURCHASER  (INCLUDING BUT NOT LIMITED TO LOSS OF PROFIT,  USE,  PRODUCTION,
     RAW MATERIALS OR END PRODUCTS) OR FOR ANY OTHER CLAIM FOR DAMAGES ARISING OUT OF THE PURCHASE, DELIVERY, INSTALLATION, REMOVAL OR USE OF EQUIPMENT OR EXPANSION EQUIPMENT, WHETHER CLAIMED IN CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE.

10. Technological Change. During the Term of this Agreement, Pirelli agrees to keep Purchaser apprised of new technical developments, or improvements available with respect to the Equipment or Expansion Equipment, and to make these new developments or improvements available to Purchaser in a timely manner. ***

11.  Confidential Information/Non-Disclosure Agreement.

     The parties acknowledge their mutual obligations of confidentiality pursuant to the Confidentiality Agreement between the parties dated June 24, 1998, and hereby incorporate herein the terms of such Confidentiality Agreement, a copy of which is attached hereto as Schedule C.

12. Termination.

     12.1.Right to Terminate. Subject to the provisions of Section 8 hereof, either party shall have the right to terminate this Agreement at any time by notice in writing to the other in the event of any of the following:

          12.1.1. a material breach by a non-terminating party of any of its representations, warranties, covenants or agreements contained herein, and

               12.1.1.1. the  breaching  party  fails,  where remedy is possible within  thirty  (30)  days,  to remedy the breach (i) *** or
                    (ii) in the case of any other breach, within thirty (30) days of being requested to do so in writing by the non-breaching party; or

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               12.1.1.2.  the  breaching  party  fails,   where  remedy  is  not
                    reasonably possible within thirty (30) days, to propose a plan no later than the end of such thirty (30) day period, which plan is reasonably capable of providing a cure of the breach within thirty (30) days of the proposal's being made, or fails diligently and continuously to execute the plan to remedy the breach; or

               12.1.1.3. the breach is not capable of being  remedied  either at all or within thirty (30) days of the non-breaching party's demand for remedy; OR

               12.1.1.4. the making by a party of a general  assignment  for the benefit of its creditors, the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against that party which is not dismissed within ninety (90) days thereafter, or the filing by a party of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief, or the issuance of an order, all appeals of which order have been exhausted or the time for appeal of which order has passed without the filing of such appeal, or the passing by the governing body of a party of a resolution for the winding-up of that party's business.

          12.1.2. In addition to the right to terminate this Agreement pursuant to Sections 12.1.1.1 or 12.1.1.2 for the non-delivery by Pirelli of Equipment or Expansion Equipment pursuant to a Purchase Order complying with the requirements with respect to forecasted orders as set forth in Section 5.1 and receipt of which has been acknowledged by Pirelli, ***


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          12.1.3. ***

     12.2.Survival of Rights and Obligations. Termination of this Agreement shall not prejudice any rights of either party hereto against the other which may have accrued up to the date of termination. In addition, all covenants respecting indemnification, confidentiality, termination and continuing liability for amounts payable hereunder



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          shall survive the termination of this Agreement as expressly set forth elsewhere herein.

     12.3.Continued  Entitlement to Payment. In the event this Agreement expires or is terminated by either party hereto, Pirelli shall be entitled to payment for Equipment and Expansion Equipment delivered by Pirelli up to the date of termination or expiration. If this Agreement is terminated by Purchaser, Pirelli shall be also entitled to payment for Equipment and Expansion Equipment ordered by Purchaser, but not yet delivered on the date of termination, provided that the Agreement has not been terminated for failure of Pirelli to comply with the delivery date requirements of Section 5.1 for such Equipment or Expansion Equipment. In all cases, Pirelli's entitlement to payment for such delivered, or ordered but not yet delivered, Equipment shall remain subject to the terms and conditions of this Agreement, which shall continue to apply to such Equipment. In the event and to the extent that at the time of termination or expiration of this Agreement, Pirelli shall have received payment in excess of the amount to which it is entitled under this Agreement, Pirelli shall refund to
          Purchaser, such excess within thirty (30) days after the date of termination or expiration.

13. Title to Equipment and Expansion Equipment. Pirelli covenants, represents and warrants that upon acceptance of Equipment by Purchaser, title to the Equipment and Expansion Equipment shall vest in Purchaser, free and clear of all liens, claims and encumbrances of any kind, other than the purchase money security interest of Pirelli or any successors or assignees of such purchase money security interest and related receivable. Upon payment in full for the Equipment and Expansion Equipment, title to the Equipment and Expansion Equipment shall be free and clear of all liens, claims and encumbrances of any kind including any purchase money security interest of Pirelli or any successors or assignees of such purchase money security interest and related receivable.

14. Notices. Unless stated otherwise herein, all notices required by or relating to this Agreement shall be in writing and shall be sent to the parties to this Agreement at their addresses set forth below unless changed from time to time by notice complying with this Section 14. All such notices shall be hand-carried, or sent by certified or registered mail return receipt requested and postage prepaid, or sent by facsimile, or delivered by courier, directed to the other party at address set forth


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     below,  as changed from time to time in accordance  with the  provisions of this section:

             If to Pirelli:     Pirelli Cables and Systems LLC
                                700 Industrial Drive
                                Lexington, SC 29072
                                Attention: Sr. Vice President & General Manager
                                Facsimile Number: (803) 951-4898

             If to Purchaser:   DIGITAL TELEPORT, INC.
                                8112 Maryland Avenue, 4th Floor
                                St. Louis, MO 63105
                                Attention:   Mr. Richard Weinstein, President
                                Facsimile: (314) 253-6699

             with a copy to:    DIGITAL TELEPORT, INC.
                                8112 Maryland Avenue, 4th Floor
                                St. Louis, MO 63105
                                Attention: Vice President-Corporate Legal
                                Facsimile: (314) 253-6699

         All such notices shall be deemed to have been given at the time of actual receipt thereof. Facsimile notices shall be deemed received at the time of an electronic confirmation of successful transmission.

15.      General Terms.

15.1. Binding and Benefit. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and permitted assigns.

         15.2.    Amendments,  etc.  No  waiver,  alteration,   modification  or
                  cancellation of any of the provisions of this Agreement shall be binding unless made in writing and signed by all parties.

         15.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Missouri, without respect to the choice of law or conflicts of law provisions therein.

         15.4. No Waiver. The delay or failure of either party at any time or times to require performance of any provision hereof shall in no manner affect or constitute a waiver of such party's right at a later time to enforce such provision. No delay or failure of either party in exercising any right hereunder shall


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               constitute a waiver of such right or any other rights hereunder.

          15.5.Limitation on Actions. No action, regardless of form, arising out of this Agreement may be brought: (i) for warranty claims more than one year after such party has actual knowledge of the cause of action but no later than one (1) year after the warranty period has expired, or (ii) for all other claims more than one
               (1) year after the cause of the action has accrued.

          15.6.Severability.  In the  event  that one or more of the  provisions contained  in this  Agreement  shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions contained in this Agreement.

          15.7.Headings. The headings used throughout this Agreement are solely for convenience of reference and are not to be used as an aid in the interpretation of this Agreement.

          15.8.Complete  Agreement.   This  Agreement   constitutes  the  entire
               agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements and understandings relating thereto. No representation, condition, understanding, statement of intent or agreement of any kind, oral or written, shall be binding upon the parties unless set forth or specifically incorporated herein.

          15.9.Remedies Cumulative. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity.

16. Filings. Pirelli may, at its option and expense, file with the proper authorities, whatever financing statements, other security agreements, or other such documents as may be necessary under the Uniform Commercial Code
     (UCC) and applicable state law, including but not limited to, UCC Section 9-312(3) regarding purchase money security interest to perfect and secure its or its assignee's interest in the Equipment and Expansion Equipment and any payments for the Equipment and Expansion Equipment by Purchaser prior to payment by Purchaser to Pirelli, and Purchaser agrees to cooperate fully with any such filings and take whatever reasonable actions are necessary to protect such interest, including but not limited to any required financial statements, filings or other such documents. Pirelli will promptly remove



                                       Ex-14

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

     any such lien or evidence of security interest upon payment by Purchaser to Pirelli for such Equipment.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

PIRELLI CABLES
AND SYSTEMS, LLC                            DIGITAL TELEPORT, INC.



/s/ Walter Alessandrini                     /s/ Richard D. Weinstein
------------------------                    ------------------------
Walter Alessandrini                         Richard D. Weinstein
President & Chief Executive Officer         President & Chief Executive Officer


                                       Ex-15

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

                                   SCHEDULE A
                                       TO
                  AGREEMENT FOR PURCHASE AND SALE OF EQUIPMENT
                                     BETWEEN
                         PIRELLI CABLES AND SYSTEMS LLC
                                       AND
                             DIGITAL TELEPORT, INC.

                                    EQUIPMENT

-------------------------------------------------------------------------------
                         LIST          DTI       ***% DISCOUNT  ***% DISCOUNT
      MODULES:           PRICE        PRICE          VAULE          VALUE
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------



                                       Ex-16

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

                           LIST            DTI            ***%          ***%
                                                        DISCOUNT      DISCOUNT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      MODULES:             PRICE          PRICE           VALUE          VALUE
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------
***                      $***              $***            $***           $***
-------------------------------------------------------------------------------


                                       Ex-17

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

                                   SCHEDULE B
                                       TO
                  AGREEMENT FOR PURCHASE AND SALE OF EQUIPMENT
                                     BETWEEN
                         PIRELLI CABLES AND SYSTEMS LLC
                                       AND
                             DIGITAL TELEPORT, INC.

                               EXPANSION EQUIPMENT


--------------------------------------    ----------------------------------    ------------------------------------
MODULES:                        PRICE     MODULES:                    PRICE     MODULES:                      PRICE
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------


                                      Ex-18

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

--------------------------------------    ----------------------------------    ------------------------------------
MODULES:                        PRICE     MODULES:                    PRICE     MODULES:                      PRICE
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***     ***                            $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***
--------------------------------------    ----------------------------------    ------------------------------------
***                              $***     ***                          $***
--------------------------------------    ----------------------------------    ------------------------------------



                                       Ex-19

Confidential Materials omitted and files separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

                                   SCHEDULE C
                                       TO
                  AGREEMENT FOR PURCHASE AND SALE OF EQUIPMENT
                                     BETWEEN
                         PIRELLI CABLES AND SYSTEMS LLC
                                       AND
                             DIGITAL TELEPORT, INC.

                            Confidentiality Agreement



                                       Ex-20



Confidential Materials omitted and files separately with the Securities and Exchange Commission.
Asterisks denote ommissions.

                            CONFIDENTIALITY AGREEMENT

     THIS AGREEMENT is made this 24th day of June, 1998, by and between Pirelli Cables and Systems LLC, a Delaware limited liability company, and Digital Teleport, Inc., a Missouri corporation. "Disclosing Party" is defined as the party hereto disclosing confidential information to the other party in connection with the potential transaction between the parties hereto, and the "Recipient" is defined as the party hereto receiving the confidential information from such Disclosing Party in connection with the potential transaction between the parties hereto.


                                   RECITALS

     A. Each Disclosing Party possesses certain confidential and proprietary information as described below (the "Proprietary Information"), which derives independent economic value, actual or potential, to Disclosing Party from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use.

     B. In connection with a possible purchasing relationship between Recipient and Disclosing Party, Disclosing Party is willing to provide certain of its Proprietary Information to the Recipient. It is a condition to the Disclosing Party providing such Proprietary Information to the Recipient, that the Recipient enter into this Agreement.

     NOW,  THEREFORE,  in  consideration  of the  premises and of other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties agree as follows:

Section 1.  "PROPRIETARY INFORMATION" DEFINED

            (a) For purposes of this Agreement, the term "Proprietary Information" shall mean all information and materials disclosed to the Recipient by the Disclosing Party or any other information that the
     Disclosing Party treats or maintains as confidential, proprietary, restricted or otherwise as not to be disclosed generally, whether received by the Recipient prior or subsequent to the signing of this Agreement. Proprietary Information includes, but is not limited to, the fact of a possible transaction between the Recipient and the Disclosing Party and any and all information and materials concerning the Disclosing Party's current, future or proposed products and services, including without limitation any and all information and materials relating to the Disclosing Party's business, including, without limitation, financial, accounting, statistical and numerical information, contracts with customers and vendors, technical specifications, plans for business development, organizational data, and marketing plans and strategies, sales data, unpublished promotional material, cost and pricing information, and customer lists, in whatever form, manner or medium recorded (if recorded), including any and all copies thereof as have been or may be provided to the


                                   Ex-21


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

     Recipient by or on behalf of the Disclosing Party, any of its affiliates, officers, directors, shareholders, employees, agents or representatives or from any other source.

              (b) All information or materials disclosed to the Recipient by the Disclosing Party shall be considered Proprietary Information hereunder unless the Recipient shall be able to establish that such information and/or materials (a) were known to the public at the time of disclosure to the Recipient; (b) became known to the public after disclosure to the Recipient through no fault of the Recipient or its affiliates, officers, directors, shareholders, employees, agents or representatives; (c) were rightfully in the Recipient's possession prior to disclosure to the Recipient; (d) were rightfully acquired by the Recipient from a third party who was lawfully in possession of the information and was under no obligation to the Disclosing Party or any other party to maintain the confidentiality thereof; (e) were independently developed by the Recipient without the benefit or use of any Proprietary Information; or (f) are required to be disclosed by the Recipient by regulation or court order; if an event described in (f) arises, then the Recipient agrees to use reasonable efforts to provide the Disclosing Party with written notice of such potential disclosure, prevent such disclosure, and provide the Disclosing Party with a reasonable opportunity to secure the confidential protection thereof.

Section 2.     OBLIGATION OF CONFIDENTIALITY

              (a) Recipient shall initially disclose Proprietary Information only to those directors, officers, employees, agents, attorneys, accountants, advisors, affiliates, and other representatives (collectively, the "Representatives") set forth on Schedule A hereto, which may be amended by the parties from time to time in writing upon mutual agreement. Nothing in this Section 4 shall supercede the additional obligations with respect to the disclosure of Proprietary Information to Representatives set forth in Section 3 hereof. At such time as Disclosing Party shall agree in a writing which specifically references this Agreement. Recipient may issue a press release, in a form specifically approved by Disclosing Party, regarding such portions of the Proprietary Information specified in such writing.

              (b) All Proprietary Information (including all copies thereof) shall remain the exclusive property of the Disclosing Party, and shall be returned to the Disclosing Party on the earlier of (i) written demand therefor sent by the Disclosing Party to the Recipient; or (ii) after Recipient's need for it, consistent with the performance, or termination of discussions regarding, of the potential transaction between the parties, has expired.

     (c) Recipient hereby acknowledges that all Proprietary Information is considered confidential by, and is considered exclusively proprietary



                                     Ex-22


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          to and a valuable trade secret of the Disclosing Party, and derives independent economic value, actual or potential, to the Disclosing Party from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use. As between Recipient and the Disclosing Party, all proprietary rights (including but not limited to copyrights and trade secrets) in and to the Proprietary Information shall remain the property of the Disclosing Party.

Section 3.  INJUNCTION

     The Recipient hereby acknowledges and agrees that any Proprietary Information disclosed to the Recipient is considered by the Disclosing Party to be of a special, unique and proprietary character, and that any breach or threatened breach of any provision of this Agreement may cause the Disclosing Party irreparable harm for which monetary damages may be inadequate. The Recipient agrees, therefore, on behalf of itself and its affiliates, officers, directors, shareholders, employees, agents and representatives that the Disclosing Party shall be entitled to injunctive relief to prevent or restrain any such breach or any threatened or continued breach of this Agreement, or any part hereof, and to secure the enforcement of this Agreement. Such injunctive relief shall be in addition to and without limitation of all other remedies at law or in equity available to the Disclosing Party.

Section 4.  NO RIGHTS GRANTED

        The Recipient understands and agrees that this Agreement does not constitute a grant by the Disclosing Party or an intention or commitment on the part of the Disclosing Party to enter into any transaction or to grant any right, title or interest in the Proprietary Information to the Recipient, or any affiliate, officer, director, shareholder, employee, agent or representative thereof.

Section 5.  NO AGENCY

        This Agreement does not create any agency, partnership or joint venture relationship between the parties.

Section 6.  NO WAIVER

        No waiver by any party of any right or of a breach of any provision of this Agreement shall constitute a waiver of any other right or breach of any other provision, nor shall it be deemed to be a general waiver of such provision by such party or to sanction any subsequent breach thereof by any other party.



                                      Ex-23


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Section 7.  NO OBLIGATION TO PROVIDE PROPRIETARY INFORMATION

     Nothing in this  Agreement  shall be  construed  to require the  Disclosing
Party  to  provide,   or  to  entitle  Recipient  to  obtain,   any  Proprietary
Information.

Section 8.  ENTIRE AGREEMENT

     This Agreement sets forth the entire agreement among the parties as to the subject matter hereof, and none of the terms of this Agreement shall be amended or modified except in writing signed by the parties.

Section 9.  SEVERABILITY

     If any provision or provisions of the Agreement shall be found to be illegal or unenforceable for any reason, such provision or provisions shall be modified or deleted in such a manner to make this Agreement enforceable, and the balance of the Agreement shall be construed as severable, independent, and separately enforceable.

Section 10. GOVERNING LAW

     This Agreement shall be governed by and construed under the laws of the State of Missouri, without giving effect to the principles thereof regarding the choice of law or conflicts of laws.

Section 11. SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

Section 12. TERM

     This Confidentiality Agreement shall terminate on the earlier of (a) thirty-six (36) months from the earlier of the date of this Agreement, or (b) at such earlier time as both parties may mutually agree upon.


                                      Ex-24



Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       PIRELLI CABLES AND SYSTEMS LLC

                                       By:/s/ Dennis G. Vaughn, III
                                          -------------------------------------

                                       Name: Dennis G. Vaughn, III
                                            -----------------------------------

                                       Title: Vice President, Sales & Marketing
                                             ----------------------------------

                                       DIGITAL TELEPORT, INC.

                                       By: /s/ Richard D. Weinstein
                                          -------------------------------------

                                       Name: Richard D. Weinstein

                                       Title: President and Chief Executive
                                              Officer



                                      Ex-25


Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   APPENDIX A
                                 SPECIFICATIONS


WAVEMUX(TM) 6400 DENSE DWDM SYSTEM
SYSTEM OVERVIEW


Publication Number:  SOV-WM6400A_-02A
Issue Date: August 98














PIRELLI


A R C H I T E C T S   O F   L I G H T (TM)



              *   *   *







Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions (52 pages).